                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Franklin American Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                APRIL 25, 1997



TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 1997 Annual Meeting of the shareholders of Franklin American Corporation on Thursday, May 22, 1997, at 10:00 AM (Franklin Time), at the First Floor, 377 Riverside Drive, Franklin, Tennessee. To help us control unauthorized visitors, please bring this letter with you as evidence of your ownership.

         Whether or not you plan to be present, please date, sign, and return your proxy as soon as possible, so that your vote will be recorded. A self-addressed envelope is provided.




                                          JOHN A. HACKNEY
                                          Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE HOLDERS OF COMMON STOCK:

         Notice is hereby given that the Annual Meeting of Shareholders of Franklin American Corporation (the "Company") will be held on Thursday, May 22, 1997, at 10:00 AM, at the First Floor, 377 Riverside Drive, Franklin, Tennessee, to consider and take action upon the following business:

1.       Election of seven (7) directors;

2. Approval of the selection by the Board of Directors of Leuty & Heath, CPA'S, as Auditors for the Company's 1997 Fiscal Year; and

3. To consider and act upon amendment to Company's charter to increase number of authorized shares of common stock from Twenty Million shares (20,000,000) to Forty Million (40,000,000) shares.

4. Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has determined that only those persons who were holders of record of Common Stock of the Company at the close of business on April 18, 1997, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof.

Dated:   April 25, 1997


                                           By Order of the Board of Directors



                                           WADE A. WILLIS
                                           Secretary

                                 PROXY STATEMENT

         Introduction. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin American Corporation, a Tennessee corporation (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on May 22, 1997, at 10:00 AM, at the First Floor, 377 Riverside Drive, Franklin, Tennessee, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed proxy form are first being mailed or given on or about April 25, 1997 to holders of the Company's Common Stock as of April 18, 1997.

         The Company's principal executive offices are located at 377 Riverside Drive, Franklin, Tennessee 37064, and its mailing address is Post Office Box 681389, Franklin, Tennessee 37068-1389.

         All shares represented by properly executed proxies received before the Meeting and not revoked will be voted in accordance with the shareholder's directions specified on the proxy. Unless the shareholder specifies otherwise on his proxy, such shares will be voted in accordance with the recommendations of the Board of Directors by the person named as proxy:

         FOR election as directors of the Company the seven nominees for director, as listed under the caption "ELECTION OF DIRECTORS" herein.

         FOR the approval of the selection by the Board of Directors of Leuty and Heath, CPA'S, as auditors of the Company for fiscal year 1997.

         FOR the proposal to amend the Company's charter to increase the number of authorized shares of common stock from Twenty Million (20,000,000) shares to Forty Million (40,000,000) shares.

         The proxy will also be voted in the discretion of the person acting thereunder to transact such other business as may properly come before the Meeting and any adjournment thereof. The persons named as proxies in the enclosed form of proxy, John A. Hackney and John M. Jordan were selected by the Board of Directors of the Company.

         The proxy form enclosed is for use at the Meeting if a shareholder is unable to attend or does not desire to vote in person. Any shareholder giving a proxy has the right to revoke it at any time before the proxy is exercised by filing with the Secretary of the Company at the address set forth above a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

RECORD DATE AND VOTING AT THE MEETING.

         The holders of record at the close of business on April 18, 1997, the record date, of Common Stock of the Company will be entitled to one vote per share on each matter submitted to the Meeting. At the close of business on the record date, there were 14,263,746 shares of the Common Stock outstanding. No other voting securities of the Company were outstanding at the close of business on the record date. A majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

         The affirmative vote of a plurality of the total shares represented in person or by proxy at the Meeting and entitled to vote is required for the election of directors and the approval of such other matters as may properly come before the Meeting or any adjournment thereof. Abstentions and broker non-votes on returned proxies and ballots shall be considered present for purposes of determining whether a quorum exists but no vote shall be recorded. Accordingly, abstentions and broker non-votes will have the same effect as voting against a proposal.

ANNUAL REPORT.

         The Company's Annual Report to shareholders for the fiscal year ended December 31, 1996 is being furnished with this Proxy Statement to the holders of record of the Company's Common Stock on April 18, 1997.


                            I. ELECTION OF DIRECTORS

                                    NOMINEES

         A Board of Directors having from 3 to 15 members is permitted by the Bylaws. The seven current directors of the Company have been nominated and have consented to stand for election to the Company's Board of Directors. All seven members of the Board of Directors elected at the Meeting will serve for one year or until their successors are duly elected and qualified.

         It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. Management of the Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxy shall be voted for the election of such other person or persons selected by the current Board of Directors as substitute nominee or nominees.

         The Board of Directors has nominated the following persons to serve as directors of the Company:

                                                                                                          DIRECTOR
NAME                                AGE              POSITION                                             SINCE
----                                ---              --------                                             -----
John A. Hackney                     47               Chairman, President and                              1991
                                                     Chief Executive Officer

Gary L. Atnip                       45               Director                                             1991
                                                     Chief Financial Officer

John T. Bible                       71               Director                                             1985

Judith C. Lowrey                    47               Director                                             1995
                                                     Vice President, Treasurer

William T. Patterson                59               Director                                             1991

Jerry D. Poindexter                 50               Director                                             1996
                                                     Vice President

Wade A. Willis                      36               Director                                             1995
                                                     Vice President, Secretary

         Directors serve for a period of one year or until their successors are elected and qualified.

         John A. Hackney became Chairman, President and Chief Executive Officer of the Company in October 1991. From October 1990 to October 1991, Mr. Hackney was a private consultant specializing in the acquisition of financial institutions. Mr. Hackney served as Vice President of Marketing and Operations for Security Information Systems, Brentwood, Tennessee, a financial data processing firm, from March 1988 until October 1990.

         Gary L. Atnip became Treasurer and Chief Financial Officer of the Company in October 1991. Mr. Atnip has been in private practice as a Certified Public Accountant in Nashville and Columbia, Tennessee, since 1981.

         John T. Bible has been the owner of John T. Bible Co., a private real estate firm in Morristown, Tennessee, since 1979. Mr. Bible served as director of National Savings Life Insurance Company, Murfreesboro, Tennessee from 1962 until 1982.

         Judith C. Lowrey became Treasurer of Franklin American Corporation in April, 1995 and has served as a Director since September, 1995. Mrs. Lowrey has been with the Company since 1987.

         William T. Patterson has been President of Stockdale-Malin Funeral Home, Camden, Tennessee, since 1955. Mr. Patterson is a director of the Bank of Camden, Camden, Tennessee.

         Jerry D. Poindexter joined Franklin American Life Insurance Company in 1993 and has served as a Director since May, 1996.

         Wade A. Willis became Secretary in August, 1995 and has served as a Director since September, 1995. Mr. Willis has been with the Company since November, 1989.

                    DESCRIPTION OF THE BOARD AND COMMITTEES.

         During 1996, ten (10) meetings were held by the Board of Directors. During 1996, each director attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors (if any) on which he served (for the periods during which he served).

         The Board of Directors has no standing audit or nominating committee. The Board of Directors has the following standing committees:

         EXECUTIVE COMMITTEE, composed of Directors Hackney, Atnip, Lowrey, and Willis acts on behalf of the Board between meetings and considers general management problems or matters that affect the Company as a whole. The number of executive committee meetings held during 1996 was 12.

         INVESTMENT COMMITTEE, composed of Directors Hackney and Atnip, performs functions required by Tennessee insurance law of general supervision, periodic review, and prior approval, where required, of authorized investments and loans made by the Company. The number of investment committee meetings held during 1996 was 12.

         COMPENSATION COMMITTEE, composed of Directors Atnip and Patterson (Mr. Patterson is not an employee of the Company), reviews the role of the Chief Executive Officer and his performance and develops guidelines for compensation for the executive officers based upon performance and practices in the industry, including bonus allocations, benefits, stock options, and employment contracts. The number of compensation committee meetings held during 1996 was two.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that during the fiscal year ending December 31, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company has no "parent" as that term is defined in regulations under the Securities Exchange Act of 1934, as amended, and none of its officers or directors own any equity securities of any of the Company's subsidiaries.

         The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of January 15, 1997 by (i) each director of the Company, (ii) each of the executive officers named under "EXECUTIVE COMPENSATION," (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock.

                                              SHARES BENEFICIALLY OWNED
                                              -------------------------

NAME AND ADDRESS                             NUMBER (1)            PERCENT
----------------                             ----------            -------
John A. Hackney                             11,922,024 (2)          83.6
377 Riverside Drive
Fourth Floor
Franklin, TN 37064

Thunor Trust                                11,922,024              83.6
2323 Crestmoor Road
Nashville, TN 37215-2003

Gary L. Atnip                                        0                -
604 North High St.
Columbia, TN 38401

John T. Bible                                  302,742               2.1
400 West Main Street
Suite 309A
Morristown, TN 37814

Judith C. Lowrey                                     0                -
190 Heathersett Drive
Franklin, TN 37064

William T. Patterson                            28,155 (4)            *
P. O. Box 246
Camden, TN 38320

Jerry D. Poindexter                                                   0                -
1102 Houchin Drive
Franklin, TN  37064

Wade A. Willis                                                    1,310                -
1100 Bryana Drive
Franklin, Tennessee


                                                                 SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                              NUMBER (1)              PERCENT
All Directors/Executive                                       12,254,232              85.9
Officers as a Group (7 persons)

----------------------
*  Less than 1%.

(1) No beneficial owner listed has the right to acquire within 60 days, through options, warrants, rights, conversion privileges or similar obligations, any additional shares of the Company's common stock.

(2) Mr. Hackney, as sole trustee of the Thunor Trust, exercises sole investment and voting control over the shares of common stock owned by Thunor Trust.

(3) Includes 25,000 organizational shares held in escrow which cannot be transferred.

(4)      Includes 1,500 shares owned by Mr. Patterson's wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PRIVATE PLACEMENTS

         On December 6, 1995, the Company issued and sold 1,500,000 shares of Common Stock to the Thunor Trust, the majority shareholder of the Company, for $2.00 per share, or an aggregate sales price of $3,000,000 in a private placement. As a result of this sale the Trust's ownership increased from 80.6% to 83.6% of the outstanding Common Stock of the Company. Such sales price was subject to adjustment pursuant to a subsequent determination of the per share fair market value of the Common Stock. On December 27, 1995, the Company received the opinion of a financial analyst that the per share market value of the Common Stock was $2.00 per share.


                             EXECUTIVE COMPENSATION

         The following table sets forth summary information concerning compensation paid or accrued by or on behalf of the Company's Chief Executive Officer for fiscal years 1996 and 1995. The Company had no other executive officer whose total annual salary and bonus exceeded $100,000 for fiscal year 1996.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation                                     Long-Term Compensation
----------------------------------------------------------------------------------------------------------------------------------

                                                                                Awards                    Payouts

         (a)               (b)      (c)     (d)      (e)               (f)              (g)               (h)           (i)
                                                     Other             Restrict-
                                                     Annual            ed Stock                           LTIP          All Other
Name and Principal                  Salary  Bonus    Compen-           Award(s)         Options/          Payouts       Compen-
Position                   Year     ($)     ($)      sation ($)        ($)              SARs (#)          ($)           sation ($)

----------------------------------------------------------------------------------------------------------------------------------
John A. Hackney,          1996     120,923 12,000       0                 0                0                  0        2,200 (a)
CEO

                          1995     114,615    0         0                 0                0                  0        4,898 (a)



(a) Dollar value of premiums paid by the Company on a $500,000 term life insurance policy and a disability insurance policy for the benefit of Mr. Hackney.

COMPENSATION OF DIRECTORS

         Each member of the Board receives a fee of $200 for each Board meeting attended. Directors are entitled to receive reimbursement of travel expenses incurred in attending Board meetings.

                       III. INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected Leuty and Heath, CPA's, Nashville, Tennessee, as independent auditors of the Company and its subsidiaries for the current fiscal year. Shareholder approval of the appointment will be asked at the Meeting. A representative of Leuty and Heath will be present at the Meeting, will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                       IV. AMENDMENT OF CHARTER


         The Board of Directors and management of the Company recommend that the Shareholders vote to approve the proposed amendment as it is in the best interest of the Company and the Stockholders. The Company would like to issue additional shares of Common Stock in order to fund future acquisitions of other life insurance companies. Use of the Company's Common Stock to fund acquisitions would insure that the Company is able to maximize shareholder value when making acquisitions and will allow it the flexibility to structure transactions using both cash and Common Stock for the maximum benefit of the Company and its Shareholders. Any such acquisitions will be subject to approval of the Board of Directors and a majority of the Shareholders. The Company has no specific targeted acquisitions at this time. In addition, management of the Company believes that adding Shareholders through acquisitions will stimulate the trading of the Company's Common Stock and improve its market value. Existing Shareholders' rights will not be affected by the increase in shares other than by possible dilution of their percentage of ownership of the Company's Common Stock.


         The text of the proposed amendment and the Resolution relating to the Charter amendment to increase the Common Shares of stock to 40,000,000 authorized Shares is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

                                  OTHER MATTERS

         Management of the Company does not intend to present any other items of business and knows of no other business that is likely to be brought before the Meeting, except those set forth in the Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his best judgment.

                            PROPOSAL OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company at its principal executive offices (377 Riverside Drive, Franklin, Tennessee 37064) by December 31, 1997 for inclusion in the Company's proxy materials relating to the meeting. Proposals should be sent by certified mail, return receipt requested.

                              COST OF SOLICITATION

         This solicitation is made on behalf of the Board of Directors. All costs of such solicitation will be paid by the Company. The Company will also, pursuant to regulations of the Securities and Exchange Commission, make arrangements with brokerage houses, custodians, nominees, and other fiduciaries to send proxies and proxy material to their principals and will reimburse them for their reasonable expense in doing so.

                          ANNUAL REPORT ON FORM 10-KSB

         To obtain a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, together with financial statements and schedules, as filed with the Securities and Exchange Commission (available without charge to shareholders), please write to Wade A. Willis, Franklin American Corporation, 4th Floor, 377 Riverside Drive, Franklin, Tennessee 37064, or call (615) 790-0464.

                                     By Order of the Board of Directors,



Franklin, Tennessee                         Wade A. Willis, Secretary
April 25, 1997

                                    EXHIBIT A


                      RESOLUTION OF THE BOARD OF DIRECTORS
                              TO AMEND THE CHARTER

         RESOLVED, that subject to the approval of the shareholders of Franklin American Corporation (the "Company"), as set forth below, the Board of Directors of the Company does hereby:

         Propose and set forth that Paragraph 2 of the Charter of said Company be amended so as to increase the authorized number of shares of Common Stock from 20,000,000 Common Shares, no par value, to 40,000,000 Common Shares, no par value as follows:

         (2) Company is authorized to issue 40,000,000 Common Shares which Shares collectively shall have the unlimited voting rights and the right to receive the net assets of the Company upon dissolution.

         RESOLVED FURTHER, that the proposed amendment to the Charter set forth above shall be deemed approved by the shareholders upon receiving the affirmative vote of holders of a majority of the issued and outstanding Common Stock.

         RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to do all other things and execute and file all documents, including amendments to the Company's Charter which in their judgment are deemed to be necessary and proper to carry out the intent of the foregoing Resolution.

         IN WITNESS WHEREOF, FRANKLIN AMERICAN CORPORATION has caused this Resolution to be signed and acknowledged by the Company's Chairman, Chief Executive Officer and President, John A. Hackney, and to be attested by the Company's Vice President and Secretary, Wade A. Willis, this ___ day of March, 1997.


                                            FRANKLIN AMERICAN CORPORATION


                                            By:
                                               -----------------------------
                                                     John A. Hackney
                                                     President

ATTEST:


--------------------------
    Wade A. Willis
    Secretary

                                                                      Appendix A

                          FRANKLIN AMERICAN CORPORATION
                               377 RIVERSIDE DRIVE
                            FRANKLIN, TENNESSEE 37064

                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 22, 1997

         The undersigned hereby appoints JOHN A. HACKNEY and JOHN M. JORDAN, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Common Stock held of record by the undersigned on April 18, 1997, at the Annual Meeting of Shareholders of Franklin American Corporation to be held at First Floor, 377 Riverside Drive, Franklin, Tennessee, at 10:00 a.m. local time, on Thursday, May 22, 1997 and any adjournments thereof.

         Management recommends a vote FOR all nominees.

         1.       Election of Directors:

        [ ]       FOR all nominees, except as marked below.
        [ ]       WITHHOLD vote from all nominees

         John A. Hackney, Gary L. Atnip, John T. Bible, Judith C. Lowrey, William T. Patterson, Jerry D. Poindexter, and Wade A. Willis.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

         2. Approve the selection by the Board of Directors of Leuty & Heath, CPA's, as Auditors for the Company's 1997 Fiscal Year.

                           FOR           AGAINST           ABSTAIN

         3. To amend the Company's charter to increase the number of authorized shares of common stock from 20 million to 40 million shares.

                           FOR           AGAINST           ABSTAIN

         4. In their discretion, the proxies are authorized to vote as described in the proxy statement and upon such other business as may properly come before the meeting.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES, AND "FOR" THE SELECTION OF ACCOUNTANTS, AND "FOR" AMENDMENT OF THE COMPANY'S CHARTER TO INCREASE THE SHARES OF COMMON STOCK FROM 20 MILLION TO 40 MILLION.

                  Dated:                , 1997
                         ---------------           --------------------------
                                                   Signature


                                                   --------------------------
                                                   Signature if held jointly

         Please sign exactly as the name appears on the Stock Certificate. If stock is held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.